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                                                                   EXHIBIT 10.14

                       AMENDMENT TO FULFILLMENT AGREEMENT

     Reference is made to that certain Fulfillment Agreement (the "Fulfillment Agreement") dated July 8, 1999, by and between Taymark, a division of Taylor Corporation, a Minnesota Corporation with its principal place of business at 4875 White Bear Parkway, White Bear Lake, Minnesota 55110 ("Taymark") and iParty Corp., a Delaware corporation then having its principal place of business at 41 East 11th Street, 11th Floor, New York, New York 10003, and now having its principal place of business at 1457 VFW Parkway, West Roxbury, MA 02132 ("iParty"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Fulfillment Agreement.

     WHEREAS, the parties to the Fulfillment Agreement desire to amend the Fulfillment Agreement and extend the term thereof;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Taymark and iParty hereby agree to amend the Fulfillment Agreement and extend its term as follows:

     1.   AMENDMENT.

SECTION 2.1

     Section 2.1 of the Fulfillment Agreement is hereby amended by deleting the provisions contained in that section and inserting the following:

               This Agreement shall be effective as of the date hereof and shall terminate (unless terminated sooner pursuant to the terms of Section 11 hereof) on the earlier occurring of (a) the effective date of a superceding license agreement between the parties; or
               (b) May 31, 2003.

     2. EFFECTIVENESS. This Amendment to Fulfillment Agreement is effective as of December 31, 2002.

     3. COUNTERPARTS. This Amendment may be executed in one or more counterparts.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 31st day of December, 2002.

IPARTY CORP.                              TAYMARK, A DIVISION OF
                                          TAYLOR CORPORATION


By:     /s/ Patrick Farrell               By:     /s/ Jonathan Staruck
    -------------------------------           ----------------------------------
Name:       Patrick Farrell               Name:       Jonathan Staruck
      -----------------------------             --------------------------------
Title:      President                     Title:      General Manager
       ----------------------------              -------------------------------

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